[SHIP]
                            [THE VANGUARD GROUP LOGO]

                        VANGUARD(R) U.S. STOCK INDEX FUND

                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 29, 2005

IMPORTANT INFORMATION ABOUT INSTITUTIONAL AND INSTITUTIONAL PLUS SHARES

Vanguard is pleased to announce that initial investment minimums for Institutional Shares have been lowered from $10 million to $5 million, effective June 9, 2005, except for Vanguard Institutional Total Stock Market Index Fund Institutional Shares, whose minimum has been lowered from $200 million to $100 million. In addition, the minimum for Vanguard Institutional Total Stock Market Index Fund Institutional Plus Shares has been lowered from $500 million to $200 million, effective, June 9, 2005.

All prospectus references to the former investment minimums are hereby changed accordingly. In addition, the following changes are made to the INVESTING WITH VANGUARD section of the prospectus.

The Buying Shares section is amended as follows:

ACCOUNT MINIMUMS TO OPEN AND MAINTAIN AN ACCOUNT. $5 million, except for the Institutional Plus Shares ($200 million) of Vanguard Institutional Index Fund and the Institutional Shares ($100 million) and Institutional Plus Shares ($200 million) of Vanguard Institutional Total Stock Market Index Fund.

Vanguard institutional clients generally may meet the minimum investment amount by aggregating up to three separate accounts within the Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this policy apply to omnibus accounts maintained by financial intermediaries.

The Converting Shares section is amended as follows:

CONVERSIONS FROM INVESTOR SHARES OR ADMIRAL(TM) SHARES
You are eligible for a self-directed conversion from Investor Shares or Admiral Shares into Institutional Shares of the same Fund (if available), provided that your account balance in the Fund is at least $5 million. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.

                                                                  (over, please)

CONVERSIONS FROM INSTITUTIONAL SHARES
You are eligible for a self-directed conversion from Institutional Shares into Institutional Plus Shares of the same Fund (if available), provided that your account balance is at least $200 million. Registered users of our website, www.vanguard.com, may request a conversion online, or your may contact Vanguard by telephone or by mail to request this transaction.

MANDATORY CONVERSIONS INTO ANOTHER SHARE CLASS
If an investor no longer meets the requirements for Institutional Shares or Institutional Plus Shares, the Fund may automatically convert the investor's shares into another share class, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into another share class.


(C) 2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                     PS854   062005